UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

MarketAxess Holdings Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MARKETAXESS HOLDINGS INC.
** IMPORTANT NOTICE **
Regarding the Availability of Proxy Material

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.
This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

MARKETAXESS HOLDINGS INC.
140 BROADWAY
42ND FLOOR
NEW YORK, NY 10005
Shareholder Meeting to be held on 6/5/08

Proxy Material Available
•	Notice and Proxy Statement
•	Annual Report

PROXY MATERIAL — VIEW OR RECEIVE

You can choose to view the material Online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
To facilitate timely delivery, please make the request as instructed below on or before 5/22/08.

HOW TO VIEW MATERIAL VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL

1)	BY INTERNET	- www.proxyvote.com
2)	BY TELEPHONE	- 1-800-579-1639
3)	BY E-MAIL*	- sendmaterial@proxyvote.com
*If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number(s) (located on the following page) in the subject line.

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual
Meeting Date:	6/5/08
Meeting Time:	10:00 a.m. EDT
For holders as of:	4/11/08

Meeting Location:

NY Marriott Financial Center Hotel
85 West Street
New York, NY 10006

Meeting Directions:

For Meeting Directions Please Call:
212-813-6301

How To Vote

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to
WWW.PROXYVOTE.COM
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Voting items
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU INSTRUCT THE PROXIES TO VOTE “FOR” PROPOSALS 1, 2 AND 3.
1.	Election of Directors:

Nominees:
01)	Richard M. McVey

02)	Roger Burkhardt

03)	Stephen P. Casper

04)	David G. Gomach

05)	Carlos M. Hernandez

06)	Ronald M. Hersch

07)	Jerome S. Markowitz

08)	T. Kelley Millet

09)	Nicolas S. Rohatyn

10)	John Steinhardt

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.
3.	To approve the MarketAxess Holdings Inc. 2008 Code Section 162(m) Performance Incentive Program.
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